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                        SUPPLEMENT DATED MAY 1, 2014 TO

             PROSPECTUS DATED APRIL 30, 2010 (AS SUPPLEMENTED) FOR

         FLEXIBLE PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

                                  THROUGH ITS

                GENWORTH LIFE OF NEW YORK VA SEPARATE ACCOUNT 3

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR VARIABLE ANNUITY PROSPECTUS. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

INCOME PROTECTOR

If you purchased the Income Protector rider when you purchased your contract, effective May 1, 2014, you may request to terminate the rider (without terminating the contract) on any business day. The rider will terminate on the first day of the next quarter as measured from the contract anniversary (i.e., not a calendar quarter).

Rider charges will continue from the date of the request to terminate until the date of termination. On the day the rider and/or the contract terminates, the charges for the rider will be calculated, pro rata, and deducted. We are waiving the provision in the rider that limits the ability to terminate the rider to any contract anniversary on or after the seventh contract anniversary. Otherwise the rider and the corresponding charges will terminate on the Annuity Commencement Date.

Please note that, upon termination of the rider, you will lose all of the benefits for which you are eligible under the rider, including any guaranteed minimum withdrawal benefits provided by the rider.

50253NY SUPPJ 05/01/14